Azzad Funds

Supplement to Prospectus and
Statement of Additional Information
Dated November 1, 2003

Notice to Shareholders

In order to continue improving the quality of service to our shareholders, Azzad Funds have appointed and hired a Distributor, Incap Securities, Inc., effective August 14, 2004.  The change will not affect the status of your account or your investment in Azzad Funds.

THERE IS NO ACTION REQUIRED ON YOUR PART.

Incap Securities, Inc. phone number is (215) 659-1000 and is located at the following address:

Incap Securities, Inc.

630-A Fitzwatertown Road

Willow Grove, PA 19090-1904

Again, please feel free to contact us should you have any questions.  Thank you for choosing Azzad Funds.

Sincerely,

Bashar Qasem

Director